VUL OptimizerSM

Summary Prospectus for New Investors

May 1, 2021

An individual flexible premium variable and index-linked life insurance policy issued by Equitable Financial Life Insurance Company (the “Company”, “we”, “our” and “us”), formerly AXA Equitable Life Insurance Company with variable investment options offered under the Company’s Separate Account FP. Variable and indexed-linked life insurance policies are complex investment vehicles and you should speak with a financial professional about policy features, benefits, risks and fees and whether the policy is appropriate for you based on your financial situation and objectives.

This summary prospectus summarizes key features of the policy (the “Summary Prospectus”). Before you invest, you should also review the prospectus for the policy, which contains more information about the policy’s features, benefits, and risks (the “Prospectus”). You can find this document and other information about the policy online at www.equitable.com/ICSR#EQH160002. You can also obtain this information at no cost by calling 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.) or by sending an email request to life-service@equitable.com.

You may cancel your policy within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. In most states, we will refund the policy account value plus any charges that were deducted less any outstanding loan and accrued loan interest. In other states, we will refund the premiums that were paid, less any outstanding loan and accrued loan interest. You should review the Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

VUL OptimizerSM provides life insurance coverage, plus the opportunity for you to earn a return in (i) our guaranteed interest option, (ii) an investment option we refer to as the Market Stabilizer Option®, if available, which is described in the separate Market Stabilizer Option® prospectus and/or (iii) one or more variable investment options set forth in Appendix “Investment options available under the policy” to the Prospectus. The MSO gives you the opportunity to earn interest that we will credit based in part on the performance of the S&P 500 Price Return Index, excluding dividends, over approximately a one year period, although you could also experience a negative return and a significant loss of principal and previously credited interest. If you are interested in allocation amounts of the MSO, please refer to the separate MSO prospectus, which contains additional information relating to the MSO. If you did not receive an MSO prospectus and wish to obtain one, please call us at 1-800-777-6510 (for U.S. residents) or 1-704-341-7700 (outside of the U.S.).

Additional information about certain investment products, including variable life insurance contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Electronic delivery of shareholder reports (pursuant to Rule 30e-3). Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your policy will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Company by calling 1-800-777-6510 or by calling your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 1-877-522-5035, by sending an email request to EquitableFunds@dfinsolutions.com, or by calling your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your policy.

Table of Contents

Important Information You Should Consider About the Policy:

FEES AND EXPENSES
Charges for Early Withdrawals

We will not deduct a charge for making a partial withdrawal from your policy, however, if you surrender the policy in its first ten years or the first 10 years after you have requested an increase in your policy’s face amount, you will be subject to a surrender charge of up to 4.62% of face amount. For example, if you surrender your policy in the first year and the policy face amount was $100,000, you could pay a surrender charge of up to $4,617.

There is also an MSO Early Distribution Adjustment on amounts withdrawn before segment maturity which could result in a 75% loss of Segment Account Value. See MSO prospectus for more information. For more information on the impacts of withdrawals, please refer to “Making withdrawals from your policy” in the Prospectus. For more information on surrender charges, please refer to “Deducting policy charges” in the Prospectus.

Transaction Charges

In addition to surrender charges, you may be subject to other transaction charges, including charges on each premium paid under the policy, charges in connection with requests to decrease your policy’s face amount, transfer fees, and other special service charges (e.g., wire transfer charges, express mail charges, policy illustration charges, duplicate policy charges, policy history charges, and charges for returned payments).

For more information on transaction charges, please refer to the “Fee Table” in the Prospectus.

Ongoing Fees and Expenses (annual charges)

In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the policy, administration and mortality risks, MSO and loan charges, and the cost of optional benefits available under the policy. Such fees and expenses may be based on characteristics of the insured (e.g., age, sex, risk class and particular health, occupational or vocational risks). You should view the information pages of your policy for rates applicable to your policy.

You will also bear expenses associated with the variable investment options (the “Portfolios”) under the policy, as shown in the following table:

	Annual Fee	Minimum	Maximum
	Portfolios	0.58%	4.35%

Portfolio expenses are for the year ended December 31, 2020 and may be based, in part, on estimated amounts of such expenses and may change from year to year. For more information on ongoing fees and expenses, please refer to the “Fee Table” and Appendix “Investment options available under the policy” in the Prospectus.

The Investment Expense Reduction may apply to the calculation of daily unit values of the variable investment options. The Investment Expense Reduction is described in further detail in the “Fee Table” in the Prospectus.

RISKS
Risk of Loss	You may lose money by investing in the policy.
Not a Short-Term Investment

The policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The policy is designed to provide benefits on a long-term basis. Consequently, you should not use the policy as a short-term investment or savings vehicle. Because of the long-term nature of the policy, you should consider whether purchasing the policy is consistent with the purpose for which it is being considered.

Risks Associated with Investment Options

An investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the policy and the MSO and guaranteed investment option (GIO), each of which has its own unique risks. You should review the Portfolios’ prospectuses the MSO prospectus and the “Guaranteed Interest Option” section in “Investment options within your policy” in the Prospectus before making an investment decision. Portfolio prospectuses are available at www.equitable.com/ICSR#EQH160002.

For more information on the Portfolios, please refer to “Appendix: Investment options available under the policy” in the Prospectus.

Important Information You Should Consider About the Policy

Insurance Company Risks

An investment in the policy is subject to the risks related to the Company. Any policy obligations (including under the fixed rate option), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available at https://equitable.com/selling-life-insurance/financial-strength-ratings. More information about the Company’s general account can be found in “About our general account” in this prospectus.

Policy Lapse

Death benefits will not be paid if the policy has lapsed. Your policy may lapse if due to insufficient premium payments, poor investment performance, withdrawals, unpaid loans or loan interest, your policy account value will not cover policy charges. If your policy provides for a no-lapse guarantee, you may have to pay more premiums to keep your policy from terminating. If your policy lapses, you will be notified in writing and given an opportunity to make additional payments to reinstate your policy.

For more information on how to prevent your policy from lapsing, please refer to “The minimum amount of premiums you must pay” and “You can guarantee that your policy will not terminate before a certain date” in the Prospectus.

RESTRICTIONS
Investments

You may allocate your premiums to any of the Portfolios set forth in Appendix “Investment options available under the policy” or to the GIO or the MSO. We reserve the right to remove or substitute Portfolios as investment options under the policy.

Currently, the total of all transfers of variable investment options you make on the same day must be at least $500; except that you may transfer your entire balance in a single Portfolio, even if it is less than $500.

We may limit transfers you can make into the unloaned GIO, if the current (non-guaranteed) interest crediting rate on the unloaned GIO is equal to the guaranteed minimum interest crediting rate of 1.5% (annual rate). For more information, please refer to “Guaranteed Interest Option” in “Investment options within your policy” in the Prospectus.

There may be restrictions upon transfers into and out of the MSO. For more information, see the MSO prospectus.

We allow only one request for transfers each day (although that request can cover multiple transfers). Only written transfer requests submitted to our Administrative Office may be processed for policies that are jointly owned or assigned. We reserve the right to limit policy transfers if we determine that you are engaged in a disruptive transfer activity, such as “market timing.”

For more information please refer to “Variable investment options” and “Transfers you can make” in the Prospectus.

Optional Benefits

As a policy owner, you may be able to obtain extra benefits, which may require additional charges. These optional benefits are described in what is known as a “rider” to the policy.

Optional benefits are subject to additional charges and payments made under these benefits are generally subject to the same transaction fees as other premium payments but may be treated differently for other purposes (e.g., certain death benefit minimums). Optional benefits are not available for all ages (or may terminate at certain ages) and underwriting classifications. We may stop offering an optional benefit at any time.

For more information on optional benefits and other limitations under the policy, please refer to “Other benefits available under the policy,” “Nonforfeiture Benefit” and “Suicide and certain misstatements” in the Prospectus.

Important Information You Should Consider About the Policy

TAXES
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy. There is no additional tax benefit to the investor if the policy is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.

For more information on tax implications relating to policy investments, please refer to “Tax information” in the Prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation

Some financial professionals may receive compensation for selling the policy to you, both in the form of commissions or in the form of contribution-based compensation. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this policy over another investment.

For more information on investment professional compensation, please refer to “Distribution of the policies” in the Prospectus.

Exchanges

Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable to purchase the new policy, rather than continue to own your current policy.

For more information on exchanges, please refer to the paragraph titled “Section 1035 exchanges of policies with outstanding loans” under “How you can pay for and contribute to your policy” in the Prospectus, as well as the section titled “Future policy exchanges” in the Prospectus.

Important Information You Should Consider About the Policy

Overview of the Policy

The following summaries provide a brief overview of the more significant aspects of the policy. We provide more complete and detailed information in the subsequent sections of the Summary Prospectus, Prospectus and in the statement of additional information, and the policy contract.

Brief Description of the Policy

The policy is a form of variable life insurance the primary purpose of which is to provide a death benefit which is paid upon the death of the insured person. The policy provides life insurance coverage, plus the opportunity for you to earn a return in (i) our guaranteed interest option, (ii) an index-linked investment option we refer to as the Market Stabilizer Option® (“MSO”), if available, which is described in a separate prospectus and/or (iii) one or more of the Portfolios, which are listed in Appendix “Investment options available under the policy” to the Prospectus. The policy may be appropriate if you have a long-term investment horizon and is not intended for short-term investment, and is therefore not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading. You have considerable flexibility to tailor the policy to meet your needs.

Some policy forms, features and/or riders may be subject to state variations or may not be available in all states. See Appendix “State policy availability and/or variations of certain features and benefits” in the Prospectus for state availability and a description of all material variations to features and riders that differ from the description contained in the Prospectus. The form number for this policy is ICC15-100. A state and/or other code may follow the form number if your policy form number begins with 15-100. Your policy’s form number is located in the lower left hand corner of the first page of your policy.

Premiums

The policy offers flexibility in paying premiums. With certain exceptions, you choose the timing and the amount of premium payments. Payment of insufficient premiums may result in a lapse of the policy.

A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under the Internal Revenue Code (the “Code”). In your application, you may choose either the guideline premium/cash value corridor test (“guideline premium test”) or the cash value accumulation test. If you do not choose a life insurance qualification test, your policy will be issued using the guideline premium test. Once your policy is issued, the qualification method cannot be changed.

The qualification method you choose will depend upon your objective in purchasing the policy. Generally, under the cash value accumulation test, you have the flexibility to pay more premiums in the earlier years than under the guideline premium test for the same face amount and still qualify as life insurance for federal income tax purposes. Under the guideline premium test, the federal tax law definition of “life insurance” limits your ability to pay certain high levels of premiums (relative to your policy’s insurance coverage), but increases those limits over time. We will return any premium payments that exceed these limits.

You should note, however, that the alternative death benefit under the cash value accumulation test may be higher in earlier policy years than under the guideline premium test, which will result in higher charges. Under either test, if at any time your policy account value is high enough that the alternative higher death benefit would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with evidence of insurability satisfactory to us.

You can allocate your policy’s value to the Portfolios, to the guaranteed interest option or to the MSO, if available. Additional information on the available Portfolios are listed in Appendix “Investment options available under the policy” to the Prospectus. The guaranteed interest option pays a fixed rate of interest that we declare periodically with a 1.5% minimum. The MSO rider, if available under your policy, provides you with the opportunity to earn interest that we will credit based in part on the performance of the S&P 500 Price Return Index subject to the possibility of negative returns and significant loss of principal and previously credited interest. Different procedures and additional restrictions on withdrawals, loans, surrender and right to cancel apply to the MSO. For additional information see the MSO prospectus.

Contract Features

Types of Death Benefit — If the insured dies, we pay a life insurance benefit to the “beneficiary” you have named. You may choose from two types of death benefit options. You may change from one death benefit type to another, subject to limitations, and charges may apply. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B:

•	Option A: The policy’s face amount on the date of the insured’s death. The amount of this death benefit doesn’t change over time, unless you take any action that changes the policy’s face amount.

Overview of the Policy

•

Option B: The face amount plus the policy’s “account value” on the date of the insured’s death. Under this option, the amount of death benefit generally changes from day to day, because many factors (including Portfolio investment performance, charges and expenses, premium payments and withdrawals) affect your policy’s account value.

There is also an alternative higher death benefit paid in certain circumstances. For additional detail regarding the calculation and payment of death benefits, refer to “Death benefits and accessing your money” in the Prospectus.

Loans — You may borrow money from your policy, subject to certain limitations. Interest charges will apply.

Withdrawals — Subject to certain conditions, you may withdraw a part of your policy’s cash surrender value without surrendering the policy.

Surrendering the Policy — A policy may be surrendered for its net cash surrender value while the insured is living. Surrender charges and/or tax penalties may apply.

Riders — You may be able to obtain extra fixed benefits under the policy, which may require additional charges. These optional insurance benefits are referenced herein as “riders” to the policy. You may be eligible for the following riders that we charge for:

•

Cash Value Plus Rider: This rider may reduce or waive the surrender charge if the policy is surrendered for its net cash surrender value in the first eight policy years and allow for a refund of a portion of the premium charge upon surrender within the first three policy years.

•

Children’s Term Insurance Rider: This rider provides term insurance on the lives of the insured’s children, stepchildren and legally adopted children who are between the ages of 15 days and 18 years old.

•

Disability Deduction Waiver Rider: This rider waives the monthly charges from the policy account value if the insured is totally disabled, as defined in the rider, for at least six consecutive months and the disability began prior to the policy anniversary nearest the insured’s 60th birthday.

•

Disability Waiver of Premium or Monthly Deductions Rider (Children’s Term Insurance Rider, Long-Term Care Services Rider, Option to Purchase Additional Insurance Rider): This rider pays the specified premium or waives the monthly charges for the base policy and any additional benefit riders, which include the Children’s Term Insurance Rider, Long-Term Care ServicesSM Rider, the Option to Purchase Additional Insurance Rider, and the Disability Waiver of Premium or Monthly Deductions Rider from the policy account value, subject to certain conditions.

•

Long-Term Care ServicesSM Rider: This rider provides for the acceleration of all or part of the policy death benefit as a payment each month as a result of the insured being a chronically ill individual who is receiving qualified long-term care services in accordance with a plan of care.

•	Option to Purchase Additional Insurance Rider: This rider allows you to purchase a new policy for the amount of the option, on specific dates, without evidence of insurability.

In addition, the following benefit may be added at no charge:

•

Charitable Legacy Rider: An optional rider may be elected at issue that provides an additional death benefit of 1% of the base policy face amount to the qualified charitable organization(s) chosen by the policy owner at no additional cost.

These riders are automatically added at no charge to eligible policies:

•

Living Benefits Rider: This feature enables you to receive a portion (generally the lesser of 75% or $250,000) of the policy’s death benefit (excluding death benefits payable under certain other policy riders), if the insured person has a terminal illness (as defined in the rider).

•	Loan Extension Endorsement (for guideline premium test policies only): Your policy offers an additional feature against policy termination due to an outstanding loan, called “loan extension.”

•	No-Lapse Guarantee Rider: This rider provides you with a guarantee against policy termination for a specific period of time.

•

Substitution of Insured Person Rider: Your policy has the Substitution of Insured Person Rider. After the policy’s second year, we will permit you to request that a new insured person replace the existing one subject to our rules then in effect.

Depending on when your policy was purchased, certain variations may apply which differ from the information contained in this section. In addition, depending on where your policy was issued, certain features or benefits may not be available or vary from the policy’s features and benefits described in this summary prospectus. Please see Appendix “State policy availability and/or variations of certain features and benefits” in the Prospectus for more information.

Overview of the Policy

Standard Death Benefits Under the Policy

As long as your policy is in force, we will pay the death benefit to your beneficiary or beneficiaries once we receive at our Administrative Office satisfactory proof of the Insured’s death. The death benefit is determined as of the date of death and generally paid within 7 days after proof of death and any other required documents are received.

Commencement of insurance coverage.  You must give the full minimum initial premium to your financial professional on or before the day the policy and all amendments are delivered to you. No insurance under your policy will take effect unless (1) the insured person is still living at the time such payment and all delivery requirements are completed and (2) the information in the application continues to be true and complete, without material change, as of the date the policy and all amendments are delivered to you and all delivery requirements have been completed and the full minimum initial premium is paid.

Your policy’s face amount.  In your application to buy a policy, you tell us how much insurance coverage you want on the life of the insured person. We call this the “face amount” of the base policy. Generally, $100,000 is the minimum amount of coverage you can request. If you have elected the Charitable Legacy Rider, the minimum face amount is $1 million. If you have elected the Cash Value Plus Rider, the minimum face amount is $250,000 per life when one or two policies are purchased on the lives of members of an insured group and $100,000 per life when policies are purchased on the lives of three or more members. If you are exercising the Option To Purchase Additional Insurance under another policy, or a conversion from certain term life policies or term riders, the minimum face amount is $25,000. For: 1) policies that exceed our Disability Deduction Waiver or Disability Waiver of Premium or Monthly Deductions maximum coverage limit 2) face amount increases issued on a less favorable underwriting basis than the base policy or 3) policy owners of certain discontinued Company variable life products where a requested increase in coverage involves the issuance of an additional variable life policy, the minimum face amount is $10,000.

If the insured person dies, we pay a life insurance benefit to the “beneficiary” you have named. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B. (Refer to “Your options for receiving policy proceeds” in the Prospectus.)

Your policy’s “death benefit” options.  In your policy application, you also choose whether the basic amount (or “benefit”) we will pay if the insured person dies is:

•

Option A — The policy’s face amount on the date of the insured person’s death. The amount of this death benefit doesn’t change over time, unless you take any action that changes the policy face amount;

-or-

•

Option B — The face amount plus the “policy account value” on the date of death. Under this option, the amount of the death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy account value.

Your “policy account value” is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Policy account value is discussed in more detail under “Payment of premiums and determining your policy’s value” in the Prospectus.)

Under Option B, your policy’s death benefit will tend to be higher than under Option A, assuming the same policy face amount and policy account value. As a result, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. If your policy has been placed on loan extension, the death benefit option will be Option A and must remain Option A thereafter.

Alternative higher death benefit in certain cases.  Your policy is designed to always provide a minimum level of insurance protection relative to your policy account value, in part to meet the Code’s definition of “life insurance.”

We will automatically pay an alternative death benefit if it is higher than the basic Option A or Option B death benefit you have selected. The alternate higher death benefit is based upon the life insurance qualification test that you choose.

For the guideline premium test, this alternative death benefit is computed by multiplying your policy account value on the insured person’s date of death by a percentage specified in your policy. For the cash value accumulation test, the alternate death benefit is computed by multiplying your policy account value on the insured person’s date of death by a percentage specified in your policy. At ages greater than 99, this percentage is equal to 101%. At ages less than 100, this percentage is equal to the reciprocal of the net single premium per dollar of insurance calculated using an interest rate of 4% per annum and mortality charges based upon the 2017 Commissioner’s Standard Ordinary Mortality Tables, and varies based upon the insured person’s age, sex and risk class.

Standard Death Benefits Under the Policy

The death benefit will always be large enough (and, for policies issued on or after January 1, 2021, is designed to be greater than the amount necessary) to ensure that the policy’s cash surrender value does not at any time exceed the net single premium needed to fund future policy benefits under the contract, with all such terms as defined in section 7702 of the Code. Refer to the Prospectus for additional information on how alternative death benefits are calculated.

Each policy owner receives an annual statement showing various policy values. The annual statement shows the death benefit amount as of the policy anniversary, and that amount would reflect the alternative higher death benefit amount, if applicable at that time. This annual statement also reflects the monthly cost of insurance charge for the policy year, reflecting a higher net amount at risk in those months when the higher alternative death benefit is in effect.

Other adjustments to death benefit.  We will increase the death benefit proceeds by the amount of any other benefits we owe upon the insured person’s death under any optional riders which are in effect.

We will reduce the death benefit proceeds by the amount of any outstanding policy loan and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a Living Benefits Rider. We reduce it by the amount of the living benefits payment plus interest. Refer to “Your option to receive a terminal illness living benefit under the Living Benefits Rider” in the Prospectus. Under the Long-Term Care ServicesSM Rider, any monthly benefit payments will be treated as a lien against the death benefit and reduce your death benefit, unless benefits are being paid under the optional Nonforfeiture Benefit. Please refer to “Long-Term Care ServicesSM Rider” in the Prospectus.

Death benefit if your policy is on loan extension.  Your policy offers an additional feature against policy termination due to an outstanding loan, called “loan extension.” Availability of this feature is subject to certain terms and conditions, including that you must have elected the guideline premium test and have had your policy in force for at least 20 years. If your policy is on loan extension, the death benefit payable under the policy will be determined differently. For more information on loan extension, see “Borrowing from your policy” under “Death benefits and accessing your money” and “Loan extension” under “Other benefits available under the policy” in the Prospectus.

Beneficiary of death benefit.  You designate your policy’s beneficiary in your policy application. You can change the beneficiary at any other time during the insured person’s life. If no beneficiary is living when the insured person dies, we will pay the death benefit proceeds in equal shares to the insured person’s surviving children. If there are no surviving children, we will instead pay the insured person’s estate.

Payment of death benefit.  We will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation) and so elects, death benefit proceeds can be paid through the “Access Account”, which is a draft account that works in certain respects like an interest-bearing checking account. Additional information on the Access Account can be found in “Payment of death benefit” in the Prospectus.

You can increase or decrease your insurance coverage

After the first policy year while this policy is in force, you may request an increase in life insurance coverage under your policy. You may request a decrease in your policy’s face amount any time after the second year of your policy but before the policy year in which the insured person reaches age 121. The requested increase or decrease must be at least $10,000. Please refer to “Tax information” for certain possible tax consequences and limitations of changing the face amount of your policy.

We can refuse or limit any requested increase or decrease. We will not approve any decrease if (i) we are at that time being required to waive charges or pay premiums under any optional disability waiver rider that is part of the policy; (ii) your policy is on loan extension; or (iii) if your policy is in a grace period. Also, we will not approve a face amount increase if (i) the insured person has reached the maximum issue age for a face amount increase as described in their policy; (ii) while the Cash Value Plus Rider is in effect; or (iii) while the Long-Term Care ServicesSM Rider is in effect, unless coverage has been continued under the optional Nonforfeiture Benefit. Further, if the underwriting class for the insured person is changed after issue, the maximum age at which the insured person may apply for a face amount increase will be the maximum issue age for the underwriting class for the insured person at the time the increase is requested (which may be different than it was previously). We will not accept a request for a face amount decrease while you are receiving monthly benefit payments under the Long-Term Care ServicesSM Rider.

Certain policy changes, including increases and decreases in your insurance coverage, may also affect the guarantee premiums under the policy.

The following additional conditions also apply:

Face amount increases.  We treat an increase in face amount in many respects as if it were the issuance of a new policy. For example, you must submit satisfactory evidence that the insured person still meets our requirements for coverage. Also, we establish additional amounts of surrender charge and guarantee premiums under your policy for the face amount increase, reflecting the additional amount of coverage.

Standard Death Benefits Under the Policy

In most states, you can cancel the face amount increase within 10 days after you receive a new policy page showing the increase. If you cancel, we will reverse any charges attributable to the increase and recalculate all values under your policy to what they would have been had the increase not taken place.

The monthly cost of insurance charge we make for the amount of the increase will be based on the underwriting classification of the insured person when the original policy was issued, provided the insured qualifies for the same underwriting classification. An additional 10 year surrender charge and an additional administrative charge will apply to the face amount that exceeds the highest previous face amount. If the insured qualifies for a less favorable underwriting classification than the base policy, we may offer to issue a separate policy based on the rating class for the increase. See “More information about policy charges.”

Face amount decreases.  You may not reduce the face amount below the minimum stated in your policy. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code’s definition of life insurance. Guarantee premiums, as well as our monthly deductions for the cost of insurance coverage, will generally decrease from the time you reduce the face amount.

If you reduce the face amount during the first 10 years of your policy, or during the first 10 years after a face amount increase you have requested, we will deduct all or part of the remaining surrender charge from your policy account value. Assuming you have not previously changed the face amount, the amount of the surrender charge we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charge that still remains applicable to your policy. We deduct the charge from the same investment options as if it were part of a regular monthly deduction under your policy.

In some cases, we may have to make a distribution to you from your policy at the time we decrease your policy’s face amount or change your death benefit option. This may be necessary in order to preserve your policy’s status as life insurance under the Internal Revenue Code. We may also be required to make such distribution to you in the future on account of a prior decrease in face amount or change in death benefit option. The distribution may be taxable.

Standard Death Benefits Under the Policy

Other Benefits Available Under the Policy

In addition to the standard death benefit(s) associated with your policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the “Fee Table” in the Prospectus.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitation
Cash Value Plus Rider	Allows for a reduction or waiver of the surrender charge if the policy is surrendered for its net cash surrender value, subject to certain conditions.	Optional

•  In order to elect this rider, the policy must have a minimum face amount of $250,000 per life when one or two policies are purchased on the lives of members of an insured group, and $100,000 per life when policies are purchased on the lives of three or more members.

•  The waiver of surrender charges does not apply if the policy is being exchanged or replaced during the first eight policy years with another life insurance policy or annuity contract on the insured person, including (but not limited to) a 1035 exchange, nor does it apply to a proportionate surrender charge resulting from a face amount decrease.

•  There is no refund of the premium charge if during the first three policy years the policy terminates after a grace period, is being exchanged or replaced with another life insurance policy or annuity contract on the insured person, including (but not limited to) a 1035 exchange, nor does it apply to a face amount decrease.

Charitable Legacy Rider	Provides an additional death benefit of 1% of the base policy face amount to the qualified charitable organization(s) chosen by the policy owner.	Optional

•  Only available at issue, and an accredited charitable beneficiary must be named at that time.

•  Available for base policy face amounts of $1 million and above, where the minimum benefit would be $10,000 and the maximum benefit would be $100,000 (i.e., for face amounts of $10 million and above).

•  If the base policy face amount is reduced after issue for any reason, the benefit will be payable on the face amount at the time of the insured’s death, provided the face amount is at least $1 million.

•  If the base policy face amount has been decreased below $1 million at the time of death, then no benefit is payable.

Children’s Term Insurance Rider	Provides term insurance on the lives of the insured’s children, stepchildren and legally adopted children who are between the ages of 15 days to 18 years.	Optional	• The insured under the base policy must be between the ages of 17 and 55. • The maximum amount of coverage is $25,000 for the Company and affiliates’ policies in force and applied for.
Disability Deduction Waiver Rider	Waives the monthly charges from the policy account value if the insured is totally disabled for at least six consecutive months, subject to certain conditions.	Optional

•  Issue ages are 0-59. However, coverage is not provided until the insured’s fifth birthday.

•  The maximum amount of coverage is $3,000,000 for the Company and affiliates’ policies in force and applied for.

•  Insured must be disabled for at least six consecutive months, and the disability must have begun prior to the policy anniversary nearest the insured’s 60th birthday. If total disability begins on or after this date, the monthly charges are waived to the earlier of the policy anniversary nearest the insured’s age 65 or termination of disability.

Other Benefits Available Under the Policy

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitation
Disability Waiver of Premium or Monthly Deductions Rider	Pays the specified premium or waives the monthly charges for the base policy and any additional benefit riders, which include the Children’s Term Insurance Rider, Long-Term Care ServicesSM Rider, the Option to Purchase Additional Insurance Rider, and the Disability Waiver of Premium or Monthly Deductions Rider from the policy account value, subject to certain conditions.	Optional

•   Issue ages are 0-59. However, coverage is not provided until the insured’s fifth birthday.

•   The insured must be totally disabled for at least six consecutive months, and the disability must have begun prior to the policy anniversary nearest the insured’s 60th birthday. If total disability begins on or after this date, the specified premium is paid (or the monthly charges, if greater, are waived) to the earlier of the policy anniversary nearest the insured’s age 65 or termination of disability.

Living Benefits Rider	Enables you to receive a portion of the policy’s death benefit (with certain exclusions), if the insured person has a terminal illness.	Optional

•  May be elected either at policy issue or after policy issue. If elected after issue, we will deduct $100 from your policy account value at the time of the transaction.

•  Subject to underwriting guidelines and state availability, your policy will automatically include this rider if you apply for a face amount of at least $100,000, unless it is issued as a result of an Option To Purchase Additional Insurance election or a conversion from a term life policy or term rider.

•  The maximum aggregate amount of payments that will be paid under this rider for all policies issued by the Company or an affiliate company on the life of the same insured person is $500,000.

Loan Extension Endorsement (for guideline premium test policies only)	Protects against the lapse of your policy due to an outstanding policy loan in certain circumstances.	Standard

•   Your policy will automatically be placed on “loan extension,” if at the beginning of any policy month on or following the policy anniversary nearest the insured person’s 75th birthday, but not earlier than the 20th policy anniversary, all of the following conditions apply:

•    The net policy account value is not sufficient to cover the monthly deductions then due;

•    The amount of any outstanding policy loan and accrued loan interest is greater than the larger of (a) the current base policy face amount, or (b) the initial base policy face amount;

•    You have selected death benefit Option A;

•    You have not received a payment under either the Living Benefits Rider or the Long- Term Care ServicesSM Rider;

•    The policy is not in a grace period; and

•    No current or future distributions will be required to be paid from the policy to maintain its qualification as “life insurance” under the Internal Revenue Code.

Other Benefits Available Under the Policy

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitation
Long-Term Care ServicesSM Rider	Provides for the acceleration of all or part of the policy death benefit as a payment each month as a result of the insured person being a chronically ill individual who is receiving qualified long-term care services in accordance with a plan of care.	Optional

•   Benefits are payable once we receive:

•    A written certification from a U.S. licensed health care practitioner that the insured person is a chronically ill individual and is receiving qualified long-term care services in accordance with a plan of care;

•    Proof that the “elimination period,” as discussed below, has been satisfied; and

•    Written notice of claim and proof of loss in a form satisfactory to us.

•   This rider has an elimination period that is the required period of time while the rider is in force that must elapse before any benefit is available to the insured person under this rider. The elimination period is 90 calendar days, beginning on the first day of any qualified long-term care services that are provided to the insured person.

•   The monthly rate charged for this rider varies based on the insured person’s sex, issue age, class of risk and tobacco user status, as well as the benefit percentage selected and whether you selected the rider with or without the optional Nonforfeiture Benefit.

•   Maximum total benefit under the policy depends on which death benefit option you pick and the Acceleration Percentage of the Long-Term Care ServicesSM Rider.

•   While this rider is in force and before any continuation of coverage under the optional Nonforfeiture Benefit, if elected, policy face amount increases and death benefit option changes from Option A to Option B are not permitted.

Long-Term Care ServicesSM Rider - Nonforfeiture Benefit	Allows for the continuation of Long-Term Care ServicesSM Rider coverage in a reduced benefit amount in certain situations.	Optional

•   Applicable in situations where:

•    The Long-Term Care ServicesSM Rider would otherwise terminate;

•    You have not already received benefits (including any loan repayments) that equal or exceed the total charges deducted for the rider; and

•    Your policy and Long-Term Care ServicesSM Rider were in force for at least three policy years.

•   Once in effect, this benefit will continue long-term care coverage under a paid-up status until the earliest of:

•    The death of the insured; and

•    The date the maximum total Nonforfeiture Benefit has been paid out and reduced to zero during a period of coverage.

No-Lapse Guarantee Rider	Generally guarantees that your policy will not terminate for a number of years.	Standard

•   Subject to the payment of certain specified amounts of premiums.

•   Rider will terminate if the amount of your outstanding policy loans and accrued loan interest is greater than your policy account value.

•   Subject to certain conditions, provides a guarantee against policy lapse for 15 years for issue ages 0-70, and grades down to 5 years for issue ages 80 and over.

Other Benefits Available Under the Policy

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitation
Option To Purchase Additional Insurance Rider	Allows you to purchase a new policy for the amount of the option, on specific dates, without evidence of insurability.	Optional

•   The minimum option amount is $25,000 and the maximum amount is $100,000.

•   Issue ages are 0-37.

•   The maximum amount of coverage is $100,000 for the Company and affiliates’ policies in force and applied for.

Substitution of Insured Person Rider	Permits you to request after the policy’s second year that a new insured person replace the existing one.	Standard

•   Available for policies with a minimum face amount of $100,000, unless it is issued as a result of an Option To Purchase Additional Insurance election or a conversion from a term life policy.

•   Upon making this change, any no-lapse guarantee and the Long-Term Care ServicesSM Rider will terminate.

Other Benefits Available Under the Policy

Buying the Policy

Premium payments. We call the amounts you contribute to your policy “premiums” or “premium payments.” The amount we require as your first premium varies depending on the specifics of your policy and the insured person (the “minimum initial premium”). Each subsequent premium payment must be at least $50, although we can increase this minimum if we give you advance notice. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

For information on the commencement of insurance coverage, please see “Policy issuance” under “More information about procedures that apply to your policy” later in the Prospectus.

Section 1035 exchanges of policies with outstanding loans. If we approve, you may purchase a policy through an assignment and exchange of another life insurance policy with a cash surrender value pursuant to a valid exchange under Section 1035 of the Internal Revenue Code (the “Code”). If such other policy is subject to a policy loan, we may permit you to carry over all or a portion of such loan to the policy, subject to our administrative rules then in effect. In this case, we will treat any cash paid, plus any loaned amount carried over to the policy, as premium received in consideration of our issuing the policy. If we allow you to carry over all or a portion of any such outstanding loan, then we will hold amounts securing such loan in the same manner as the collateral for any other policy loan, and your policy also will be subject to all our other rules regarding loans (refer to “Borrowing from your policy” in the Prospectus).

You can generally pay premiums at such times and in such amounts as you like before the policy anniversary nearest to the insured’s 121st birthday, so long as you don’t exceed certain limits determined by the federal income tax laws applicable to life insurance.

Your choice of a life insurance qualification test and limits on premium payments. A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. In your application, you may choose either the guideline premium/cash value corridor test (“guideline premium test”) or the cash value accumulation test. If you do not choose a life insurance qualification test, your policy will be issued using the guideline premium test. Once your policy is issued, the qualification method cannot be changed.

The qualification method you choose will depend upon your objective in purchasing the policy. Generally, under the cash value accumulation test, you have the flexibility to pay more premiums in the earlier years than under the guideline premium test for the same face amount and still qualify as life insurance for federal income tax purposes. Under the guideline premium test, the federal tax law definition of “life insurance” limits your ability to pay certain high levels of premiums (relative to your policy’s insurance coverage) but increases those limits over time. We will return any premium payments that exceed these limits.

You should note, however, that the alternative death benefit under the cash value accumulation test may be higher in earlier policy years than under the guideline premium test, which will result in higher charges. Under either test, if at any time your policy account value is high enough that the alternative higher death benefit would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with evidence of insurability satisfactory to us.

Regardless of which life insurance qualification test you choose, if your premium payments exceed certain other amounts specified under the Code, your policy will become a “modified endowment contract,” which may subject you to additional taxes and penalties on any distributions from your policy. See “Tax information” in the Prospectus. We may return any premium payments that would cause your policy to become a modified endowment contract if we have not received a satisfactory modified endowment contract acknowledgment from you.

You can ask your financial professional to provide you with an illustration of Policy Benefits that shows you the amount of premiums you can pay, based on various assumptions, without exceeding applicable tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay and may impact whether your policy is a modified endowment contract.

You should discuss your choice of life insurance qualification test and possible limitations on policy premiums with your financial professional and tax advisor before purchasing the policy.

Planned periodic premiums. Page 3 of your policy will specify a “planned periodic premium.” This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only the amount of premiums (if any) necessary to keep your policy from lapsing and terminating as discussed below. You will have a 61-day grace period to pay at least an amount prescribed in your policy which would be enough to keep your policy in force for approximately three months (without regard to investment performance).

If the insured person dies during a grace period, we will pay the death benefit, less any overdue charges (but not more than the guarantee premium amount required to keep the no-lapse guarantee in effect), policy loans or liens and accrued loan or lien interest, to the beneficiary you have named. For additional information see “The minimum amount of premiums you must pay” in the Prospectus.

Buying the Policy

How Your Policy Can Lapse

Policy “lapse” and termination. Your policy will lapse (also referred to in your policy as “default”) if your “net policy account value” is not enough to pay your policy’s monthly charges due to insufficient premium payments, policy charges, poor investment performance, withdrawals, unpaid loans or loan interest, when due unless:

•

you have paid sufficient premiums to keep the no-lapse guarantee in effect, the no-lapse guarantee is still in effect and any outstanding loan and accrued loan interest does not exceed the policy account value (refer to “You can guarantee that your policy will not terminate before a certain date” in the policy Prospectus);

•	you are receiving monthly benefit payments under the Long-Term Care ServicesSM Rider (refer to “Other benefits available under the policy” in the Prospectus); or

•	your policy has an outstanding loan that would qualify for “loan extension.”

(“Policy account value” and “net policy account value” are explained under “Determining your policy’s value” in the Prospectus.)

We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we receive the requested amount before the end of the grace period, it will be treated as a loan repayment to the extent it is less than or equal to any outstanding policy loan and accrued loan interest. The remainder of the payment, if any, will be treated as a premium payment. If your policy account value is still insufficient to cover total monthly deductions, we will send a written notice that a new 61-day grace period has begun and request an additional payment. If we do not receive your payment by the end of the grace period, your policy (and all riders to the policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

If the insured person dies during a grace period, we will pay the death benefit, less any overdue charges (but not more than the guarantee premium amount required to keep the no-lapse guarantee in effect), policy loans or liens and accrued loan or lien interest, to the beneficiary you have named.

Your policy will terminate if you don’t pay enough premiums (i) to pay the charges we deduct, or (ii) to maintain the no-lapse guarantee that can keep your policy from terminating. However, we will first send you a notice and give you the opportunity to pay any shortfall.

You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. Refer to “Tax information” in the Prospectus.

Restoring a terminated policy. To have your policy “restored” (put back in force), you must apply within three years after the date of termination. You must also (i) present evidence of insurability satisfactory to us and (ii) pay at least the amount of premium that we require. The amount of payment will not be more than an amount sufficient to cover total monthly deductions for 3 months, calculated from the effective date of restoration, and the premium charge. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your policy account. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored and the effective date of such restoration. You may only restore your policy if it has terminated without value. You may not restore a policy that was given up for its net cash surrender value. Any no-lapse guarantee also terminates and cannot be restored after the policy terminates.

How Your Policy Can Lapse

Making Withdrawals: Accessing the Money in Your Policy

You can access the money in your policy in different ways, by borrowing from your policy, making a withdrawal or surrendering your policy. If you have allocated to the MSO different procedures and additional restrictions may apply for loans, withdrawals or surrenders. See the MSO prospectus for more information.

Borrowing From Your Policy

You may borrow up to 90% of the cash surrender value, less any outstanding loan and accrued loan interest before the policy year in which the insured reaches age 75 (100% thereafter). In your policy, the cash surrender value is equal to the difference between your policy account value and any surrender charges that are in effect under your policy. However, the amount you can borrow will be reduced by any amount that we hold on a “restricted” basis following your receipt of a terminal illness living benefits payment, as well as by any other loans and accrued loan interest you have outstanding. The cash surrender value available for loans is also reduced on a pro rata basis for the portion of the policy death benefit amount accelerated to date but not by more than the accumulated benefit lien amount. The minimum loan amount generally is $500.

Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. A policy loan can affect your policy account value and death benefit, even if you have repaid the loan. See “Tax information” in the Prospectus for a discussion of the tax consequences of a policy loan.

Making Withdrawals From Your Policy

You may make a partial withdrawal of your net cash surrender value at any time after the first year of your policy and before the policy anniversary nearest to the insured’s attained age 121, provided the policy is not on loan extension and you are not receiving monthly benefit payments under the Long-Term Care ServicesSM Rider. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each. If you elected the Long-Term Care ServicesSM Rider and selected death benefit Option A, a partial withdrawal will reduce the current long-term care specified amount (refer to “Other benefits available under the policy” in the Prospectus). We will not deduct a charge for making a partial withdrawal.

A partial withdrawal will result in a reduction in the cash surrender value and in your policy account value equal to the amount withdrawn as well as a reduction in your death benefit.

The death benefit after the withdrawal will be determined as described in earlier in this summary prospectus, based on the policy account value and the base policy face amount after the withdrawal.

A partial withdrawal reduces the amount of your premium payments that counts toward maintaining the no-lapse guarantee. A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay policy charges as they fall due or failure to pass the guarantee premium test for the no-lapse guarantee. There will be no proportionate surrender charge due to a decrease in base policy face amount resulting from a partial withdrawal.

We will not permit a partial withdrawal that would reduce the face amount below the minimum stated in your policy, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.

Refer to “Tax information” in the Prospectus for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits.

Surrendering Your Policy for its Net Cash Surrender Value

Upon written request satisfactory to us, you can surrender (give us back) your policy for its “net cash surrender value” at any time. The net cash surrender value equals your policy account value, minus any outstanding loan and unpaid loan interest, minus any amount of your policy account value that is “restricted” as a result of previously distributed terminal illness living benefits, and further reduced for any monthly benefit payments under the Long-Term Care ServicesSM Rider, and minus any surrender charge that then remains applicable. The surrender charge is described in “Charges and expenses you will pay” in the Prospectus.

Refer to “Tax information” in the Prospectus for the possible tax consequences of surrendering your policy.

Date of Transaction

Policy loans, partial withdrawals and surrenders occur as of the date we receive your request in complete and proper form and are generally payable within 7 days of receipt. See “More information about procedures that apply to your policy” in the Prospectus for more information.

Making Withdrawals: Accessing the Money in Your Policy

Additional Information About Fees

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the policy. Please refer to your policy’s information pages for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender or make withdrawals from the policy, or transfer cash value between Portfolios.

Transaction Fees
Charge	When charge is deducted	Guaranteed Maximum Charge	Current Charge
Premium charge	From each premium	6% of each premium(1)	6% of premium up to 2x target; 4% of premium in excess of 2x target
Surrender (turning in) of your policy during its first 10 years or the first 10 years after you have requested an increase in your policy’s face amount(2)(3)	Upon surrender	Same as current	Initial surrender charge per $1,000 of initial base policy face amount or per $1,000 of requested base policy face amount increase:(4) Highest: $46.17 Lowest: $9.13
Charge for a Representative Investor (male age 35 at issue or at the time of a requested face amount increase, in the preferred elite non-tobacco user risk class)	Upon surrender	Same as current	Representative: $15.96
Request a decrease in your policy’s face amount during its first 10 years or the first 10 years after you have requested an increase in your policy’s face amount(2)	Effective date of the decrease	A pro rata portion of the charge that would apply to a full surrender at the time of the decrease
MSO Early Distribution Adjustment	On Surrender or other distribution (including loan) from an MSO Segment prior to its Segment Maturity Date	Same as current	75% of Segment Account Value(10)
Transfers among investment options	Upon transfer	$25 per transfer	$0 per transfer(5)(7)
Special services charges • Wire transfer charge(6) • Express mail charge(6) • Policy illustration charge(7) • Duplicate policy charge(8) • Policy history charge(8)(9) • Charge for returned payments(8)	At the time of the transaction At the time of the transaction At the time of the transaction At the time of the transaction At the time of the transaction At the time of the transaction	Maximum Charge: $90 Maximum Charge: $35 Maximum Charge: $25 Maximum Charge: $35 Maximum Charge: $50 Maximum Charge: $25	Current Charge: $90 Current Charge: $35 Current Charge: $0 Current Charge: $35 Current Charge: $50 Current Charge: $25

(1)

Currently, we reduce this charge to 4% after an amount equal to two sales load “target premiums” has been paid. The “target premium” is actuarially determined for each policy, based on that policy’s specific characteristics, and death benefit option, as well as the policy’s face amount, among other factors. A similar charge applies to premiums attributed to requested face amount increases that are above your highest previous face amount. If your policy includes the Cash Value Plus Rider, a portion of the premium charge may be refunded upon surrender within the first three policy years (see “Cash Value Plus Rider” in “Other benefits available under the policy” in the Prospectus).

(2)

This charge varies based on individual characteristics of the insured, and for the Long-Term Care ServicesSM Rider on the benefit percentage you choose, and may not be representative of the charge that you will pay. In particular, the initial amount of the surrender charge depends on each insured’s specific characteristics. Your financial professional can provide you with more information about these charges as they relate to the insured’s particular characteristics. See “Deducting policy charges” under “More information about policy charges” in the Prospectus.

Additional Information About Fees

(3)	The surrender charge attributable to each increase in your policy’s face amount is in addition to any remaining surrender charge attributable to the policy’s initial face amount.
(4)

If your policy includes the Cash Value Plus Rider, the surrender charges may be waived or reduced for a full surrender (see “Cash Value Plus Rider” in “Other benefits available under the policy” in the Prospectus).

(5)

No charge, however, will ever apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our automatic transfer service or asset rebalancing service as discussed in the Prospectus. The transfer charge will not apply to amounts transferred into or out of the MSO. See the MSO prospectus for more information.

(6)	Unless you specify otherwise, this charge will be deducted from the amount you request.
(7)	We do not currently charge this fee, but reserve the right to in the future.
(8)	The charge for this service must be paid using funds outside of your policy. Please see “Deducting policy charges” under “More Information about policy charges” in the Prospectus for more information.
(9)

The charge for this service may be less depending on the policy history you request. Please see “Deducting policy charges” under “More Information about policy charges” in the Prospectus for more information.

(10)

The actual amount of Early Distribution Adjustment is determined by a formula that depends on, among other things, how a specified widely published stock market index has performed since the Segment Start Date. The maximum amount of the adjustment would occur if there is a total distribution at a time when that index had declined to zero. Please refer to the MSO Prospectus for more information about the index and Early Distribution Adjustment.

Additional Information About Fees

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Portfolio fees and expenses.

Periodic Charges Other Than Underlying Trust Portfolio Operating Expenses
Charge	When Charge Is Deducted	Guaranteed Maximum Charge		Current Charge

Administrative charge(1)(2)	Monthly	(1) Policy Year	Amount deducted(17)(18)	(1) Policy Year	Amount deducted

		1 2+	$15(6) $10(6)	1 2+(15)	$15(6) $10(6)
		plus		plus

		(2) Charge per $1,000 of the initial base policy face amount and any requested base policy face amount increase that exceeds the highest previous face amount:		(2) Charge per $1,000 of the initial base policy face amount and any requested base policy face amount increase that exceeds the highest previous face amount (for policy years 1-10):

		Highest: $0.42 Lowest: $0.11		Highest: $0.42 Lowest: $0.11

Charge for a Representative Investor (male age 35 at issue or at the time of a requested face amount increase; preferred elite non-tobacco user risk class)		Representative: $0.14		Representative: $0.14

Cost of insurance charge(1)(2)(3)	Monthly	Charge per $1,000 of the amount for which we are at risk:(4)(18) Highest: $83.34 Lowest: $0.01		Charge per $1,000 of the amount for which we are at risk:(4) Highest: $83.34 Lowest: $0.01

Charge for a Representative Investor (male age 35 at issue; preferred elite non-tobacco user risk class)(17)	Monthly	Representative: $0.08		Representative: $0.03

Mortality and expense risk charge	Monthly	Policy Year	Annual % of your value in our variable investment options and the MSO (if applicable)(5)	Policy Year	Annual % of your value in our variable investment options and the MSO (if applicable)(5)

		1-10 11+	1.00% 0.50%	1-8 9+	0.60% 0.00%

Loan interest spread(7)	On each policy anniversary (or on loan termination, if earlier)	1% of loan amount		1% of loan amount in policy years 1-10 and 0% for years 11 and later

Additional Information About Fees

Optional Benefit Charges	When Charge Is Deducted	Guaranteed Maximum Charge	Current Charge

Charitable Legacy Rider	N/A	No additional charge	No additional charge

Children’s Term Insurance	Monthly (while the rider is in effect)	Same as current	Charge per $1,000 of rider benefit amount: $0.50

Disability Deduction Waiver(1)	Monthly (while the rider is in effect)	Percentage of all other monthly charges: Highest: 132% Lowest: 7%	Percentage of all other monthly charges: Highest: 66% Lowest: 2%

Charge for a Representative Investor (guaranteed rate in the first policy year for a male age 35 at issue; preferred elite non-tobacco user risk class)	Monthly (while the rider is in effect)	Representative: 12%	Representative: 6%

Disability Waiver of Premium or Monthly Deductions(1) (Initial base policy face amount(8))	Monthly (while the rider is in effect)	Same as current	Charge per $1,000 of benefit for which such rider is purchased:(9) Highest: $0.60 Lowest: $0.01

Charge for Representative Investor (guaranteed rate in the first policy year for a male age 35 at issue; preferred elite non-tobacco user risk class)	Monthly (while the rider is in effect)	Same as current	Representative: $0.06

Disability Waiver of Premium or Monthly Deductions(1) (Children’s Term Insurance)	Monthly (while the rider is in effect)	Same as current	Charge per $1,000 of benefit for which such rider is purchased:(9) Highest: $0.03 Lowest: $0.01

Charge for Representative Investor (guaranteed rate in the first policy year for a male age 35 at issue; preferred elite non-tobacco user risk class)	Monthly (while the rider is in effect)	Same as current	Representative: $0.01

Disability Waiver of Premium or Monthly Deductions(1) (Long-Term Care ServicesSM Rider)	Monthly (while the rider is in effect)	Same as current	Charge per $1,000 of benefit for which such rider is purchased:(9) Highest: $0.02 Lowest: $0.0009

Charge for Representative Investor (guaranteed rate in the first policy year for a male age 35 at issue; preferred elite non-tobacco user risk class)	Monthly (while the rider is in effect)	Same as current	Representative: $0.003

Additional Information About Fees

Optional Benefit Charges	When Charge Is Deducted	Guaranteed Maximum Charge	Current Charge

Disability Waiver of Premium or Monthly Deductions(1) (Option To Purchase Additional Insurance)	Monthly (while the rider is in effect)	Same as current	Charge per $1,000 of benefit for which such rider is purchased:(9) Highest: $0.07 Lowest: $0.02

Charge for Representative Investor (guaranteed rate in the first policy year for a male age 35 at issue; preferred elite non-tobacco user risk class)	Monthly (while the rider is in effect)	Same as current	Representative: $0.03

Long-Term Care ServicesSM Rider(1)(2)	Monthly

Charge per $1,000 of the amount for which we are at risk:(10)

With the optional Nonforfeiture Benefit:

Highest: $2.95

Lowest: $0.26

Without the optional Nonforfeiture Benefit:

Highest: $2.68

Lowest: $0.23

Charge per $1,000 of the amount for which we are at risk:(10)(14)

With the optional Nonforfeiture Benefit:

Highest: $2.31

Lowest: $0.05

Without the optional Nonforfeiture Benefit:

Highest: $1.93

Lowest: $0.03

Charge for Representative Investor (guaranteed rate in any policy year while the rider is in effect for a representative insured male age 35 at issue; preferred elite non-tobacco user risk class)	Monthly	Representative (with the optional Nonforfeiture Benefit): $0.53	Representative (with the optional Nonforfeiture Benefit): $0.07

Charge for Representative Investor (guaranteed rate in any policy year while the rider is in effect for a representative insured male age 35 at issue; preferred elite non-tobacco user risk class)	Monthly	Representative (without the optional Nonforfeiture Benefit): $0.50	Representative (without the optional Nonforfeiture Benefit): $0.04

Additional Information About Fees

Optional Benefit Charges	When Charge Is Deducted	Guaranteed Maximum Charge	Current Charge
Market Stablilizer Option® (MSO)(11)

MSO Variable Index Benefit Charge	On the MSO Segment Start Date	Same as current	0.75% of the amount being transferred from the MSO Holding Account to an MSO Segment

MSO Variable Index Segment Account Charge	At the beginning of each policy month during the MSO Segment Term	1.65% calculated as an annual % of your Segment Account Value	0.40% calculated as an annual % of your Segment Account Value(12)

MSO loan spread(13) for amounts of policy loans allocated to MSO Segment	On each policy anniversary (or on loan termination, if earlier)	5%(18)	1% in years 1-10, 0% in years 11 and later

Option To Purchase Additional Insurance(1)	Monthly (while the rider is in effect)	Same as current	Charge per $1,000 of rider benefit amount: Highest: $0.17 Lowest: $0.04

Charge for Representative Investor (guaranteed rate in any policy year while the rider is in effect for a representative insured male age 35 at issue; preferred elite non-tobacco user risk class)	Monthly (while the rider is in effect)	Same as current	Representative: $0.16

Cash Value Plus Rider	Monthly (while the rider is in effect)	Same as current	Charge per $1,000 of the initial base policy face amount: $0.04

Adding Living Benefits Rider	All the time of the transaction	Same as current	$100 (if elected after policy issue)

Exercising Living Benefit Rider	All the time of the transaction	Same as current	$250
(1)

This charge varies based on individual characteristics of the insured, and for the Long-Term Care ServicesSM Rider on the benefit percentage you choose, and may not be representative of the charge that you will pay. Your financial professional can provide you with more information about these charges as they relate to the insured’s particular characteristics. See “Deducting policy charges” under “More information about policy charges” in the Prospectus.

(2)	Not applicable after the insured person reaches age 121.
(3)	Insured persons who present particular health, occupational or vocational risks may be charged other additional charges as specified in their policies.
(4)	Our amount “at risk” is the difference between the amount of death benefit and the policy account value as of the deduction date.
(5)	For more information about the MSO, please refer to the separate MSO prospectus.
(6)

Not applicable if the minimum face amount stated in your policy is $10,000. Please see “Your policy’s face amount” under “About your life insurance benefit” in ”Death benefits and accessing your money” in the Prospectus.

Additional Information About Fees

(7)

We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The rate is the greater of (a) 2.5% or (b) the “Monthly Average Corporate” yield published by Moody’s Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit, which will not exceed 1%. For more information on the maximum rate see “Borrowing from your policy — Loan interest we charge” in “Death benefit and accessing your money” in the Prospectus.

(8)

The monthly charges corresponding to the base policy will be adjusted proportionately to any face amount reduction made at your request or resulting from a partial withdrawal under death benefit Option A.

(9)

Amount charged equals the total sum of Disability Waiver of Premium or Monthly Deductions rider charges corresponding to the base policy, any Children’s Term Insurance, Option To Purchase Additional Insurance and/or any Long-Term Care ServicesSM Rider that you have added to your policy and to any base policy face amount increases.

(10)

Our amount “at risk” for this rider depends on the death benefit option and acceleration percentage (if applicable) selected under the policy. See “Other benefits available under the policy — Long-Term Care ServicesSM Rider” in the Prospectus.

(11)

Please refer to the MSO Prospectus for information about the MSO and related charges and deductions, as well as the meaning of special terms that are relevant to the MSO (such as “Segment,” “Segment Term,” “Segment Start Date,” “Segment Account Value” and “Early Distribution Adjustment”).

(12)	Currently we deduct this charge at a 0.40% annual rate, rather than at the maximum rate shown.
(13)

We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The “spread” is the difference between the interest rate we charge you on a policy loan and the interest rate we credit to you on the amount of your policy account value that we hold as collateral for the loan. Please refer to the MSO Prospectus for more information.

(14)	Long-Term Care ServicesSM Rider current charges are based on a benefit level of 2% of Total Face Amount and applies to age 100.
(15)	Current administrative charge lasts until attained age 100.
(16)	Maximum guaranteed administrative charge lasts until attained age 121.
(17)

This representative amount is the rate we guarantee in the first policy year for a representative insured male age 35 at issue in the preferred elite nontobacco user risk class. This charge varies based on individual characteristics of the insured, and for the Long-Term Care ServicesSM Rider on the benefit percentage you choose, and may not be representative of the charge that you will pay. Your financial professional can provide you with more information about these charges as they relate to the insured’s particular characteristics. See “Deducting policy charges” under “More information about policy charges.

(18)	Please see “More information about policy charges”in the Prospectus for information regarding the differences between the non-guaranteed current charge and the guaranteed maximum charge.

Additional Information About Fees

The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. A complete list of Portfolios available under the Policy, including their annual expenses, may be found in Appendix “Investment options available under the policy”.

Annual Portfolio Company Expenses	Minimum	Maximum
Total Annual Portfolio Operating Expenses before the effect of Expense Limitation Arrangements (expenses that are deducted from Portfolio asset, including management fees, distribution and/or service (12b-1) fee, and other expenses)(1)	0.58%	4.35%
Total Annual Portfolio Operating Expenses after the effect of Expense Limitation Arrangements(1)	0.55%	1.65%
(1)

“Total Annual Portfolio Operating Expenses” are for the year ended December 31, 2020 and may be based, in part, on estimated amounts of such expenses. Pursuant to a contract, Equitable Investment Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of certain affiliated Portfolios through April 30, 2022 (“Expense Limitation Arrangement”) (unless the Trust’s Board of Trustees consents to an earlier revision or termination of this agreement). The Expense Limitation Arrangement may be terminated by Equitable Investment Management Group, LLC at any time after April 30, 2022. The Expense Limitation Arrangement does not apply to unaffiliated Portfolios.

Investment Expense Reduction Applied to the Calculation of Daily Unit Values

We will apply an expense reduction in the calculation of the daily unit values of each variable investment option of our separate account (the “Investment Expense Reduction”). More information on the Investment Expense Reduction is provided in “More information about policy charges” in the Prospectus.

Additional Information About Fees

Appendix: Investment options available under the policy

The following is a list of variable investment options available under the policy. More information about the variable investment options is available in the prospectuses for the Investment Options, which may be amended from time to time and can be found online at www.equitable.com/ICSR#EQH160002. You can request this information at no cost by calling 1-877-522-5035 or by sending an email request to EquitableFunds@dfinsolutions.com.

The current expenses and performance information below reflects fees and expenses of the variable investment options, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each variable investment option’s past performance is not necessarily an indication of future performance.

Affiliated Variable Investment Options:

Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable		Average Annual Total Returns (as of 12/31/2020)
		Current Expenses	1 year	5 year	10 year
Specialty	1290 VT Convertible Securities - Equitable Investment Management Group, LLC (“EIMG”); Palisade Capital Management, L.L.C.	1.15%^	39.08%	18.19%	15.22%
Asset Allocation	1290 VT DoubleLine Dynamic Allocation - EIMG; DoubleLine Capital LP	1.20%^	13.10%	8.61%	8.80%
Fixed Income	1290 VT DoubleLine Opportunistic Bond - EIMG; DoubleLine Capital LP	0.95%^	4.26%	3.76%	4.01%
Specialty	1290 VT Energy(1) - EIMG	0.93%^	-25.02%	-13.62%	-4.88%
Equity	1290 VT Equity Income - EIMG; Barrow, Hanley, Mewhinney & Strauss LLC	0.95%^	-4.52%	1.55%	6.50%
Specialty	1290 VT GAMCO Mergers & Acquisitions - EIMG; GAMCO Asset Management, Inc.	1.30%^	-1.33%	0.66%	3.12%
Equity	1290 VT GAMCO Small Company Value - EIMG; GAMCO Asset Management, Inc.	1.07%	9.51%	4.48%	10.29%
Equity	1290 VT Low Volatility Global Equity - EIMG	0.91%^	-1.33%	4.51%	7.99%
Specialty	1290 VT Multi-Alternative Strategies(4) - EIMG	1.65%^	4.54%	2.61%	—
Specialty	1290 VT Natural Resources(2) - EIMG; AllianceBernstein L.P.	0.90%^	-15.65%	-6.96%	3.17%
Specialty	1290 VT Real Estate(4) - EIMG; AllianceBernstein L.P.	0.90%^	-8.98%	1.57%	3.86%
Equity	1290 VT Small Cap Value - EIMG; BlackRock Investment Management, LLC; Horizon Kinetics Asset Management, LLC	1.15%^	-1.51%	3.15%	8.99%
Equity	1290 VT SmartBeta Equity - EIMG; AXA Rosenberg Investment Management, LLC	1.10%^	10.95%	9.78%	11.26%
Equity	1290 VT Socially Responsible - EIMG; BlackRock Investment Management, LLC	0.93%	20.01%	14.33%	14.62%
Equity	EQ/AB Small Cap Growth - EIMG; AllianceBernstein L.P.	0.92%	36.05%	17.01%	17.21%
Asset Allocation	EQ/Aggressive Allocation* - EIMG	1.16%	15.41%	9.45%	11.17%
Asset Allocation	EQ/All Asset Growth Allocation - EIMG	1.25%	12.29%	7.33%	9.44%
Equity	EQ/American Century Mid Cap Value - EIMG; American Century Investment Management, Inc.	1.00%^	1.32%	—	—
Equity	EQ/ClearBridge Large Cap Growth - EIMG; ClearBridge Investment, LLC	1.00%^	30.85%	19.85%	16.87%
Equity	EQ/Common Stock Index - EIMG; AllianceBernstein L.P.	0.68%^	19.76%	13.68%	14.61%
Asset Allocation	EQ/Conservative Allocation* - EIMG	1.00%^	7.35%	4.90%	4.51%
Asset Allocation	EQ/Conservative Plus Allocation* - EIMG	1.09%	9.96%	6.33%	6.51%
Fixed Income	EQ/Core Bond Index - EIMG; SSgA Funds Management, Inc.	0.65%^	6.09%	4.17%	3.06%
Equity	EQ/Emerging Markets Equity PLUS - EIMG; AllianceBernstein L.P.; EARNST Partners, LLC	1.29%^	14.10%	4.53%	10.91%
Equity	EQ/Equity 500 Index - EIMG; AllianceBernstein L.P.	0.55%^	17.76%	13.53%	14.52%
Equity	EQ/Franklin Rising Dividends - EIMG; Franklin Advisers, Inc.	0.87%^	16.19%	—	—
Fixed Income	EQ/Franklin Strategic Income - EIMG; Franklin Advisers, Inc.	0.93%^	4.99%	—	—
Equity	EQ/Goldman Sachs Mid Cap Value - EIMG; Goldman Sachs Asset Management, L.P.	1.09%^	8.46%	—	—
Fixed Income	EQ/Intermediate Government Bond(4) - EIMG; SSGA Funds Management, Inc.	0.65%^	4.34%	3.08%	2.00%
Equity	EQ/International Core Managed Volatility* - EIMG; BlackRock Investment Management, LLC; EARNST Partners, LLC; Federated Global Investment Management Corp.; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.06%	8.45%	4.18%	7.44%

Appendix: Investment options available under the policy

Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable		Average Annual Total Returns (as of 12/31/2020)
		Current Expenses	1 year	5 year	10 year
Equity	EQ/International Equity Index - EIMG; AllianceBernstein L.P.	0.79%^	3.89%	2.47%	6.26%
Equity	EQ/International Value Managed Volatility* - EIMG; BlackRock Investment Management, LLC; Harris Associates L.P.	1.06%	4.20%	2.18%	5.81%
Equity	EQ/Invesco Comstock - EIMG; Invesco Advisers, Inc.	1.00%^	-0.77%	2.81%	8.52%
Equity	EQ/Invesco Global - EIMG; Invesco Advisers, Inc.	1.15%^	27.01%	12.95%	14.35%
Specialty	EQ/Invesco Global Real Assets(3) - EIMG; Invesco Advisers, Inc.; Invesco Asset Management Ltd.	1.20%^	-12.22%	—	—
Equity	EQ/Janus Enterprise - EIMG; Janus Capital Management LLC	1.05%^	18.81%	16.77%	14.27%
Equity	EQ/JPMorgan Value Opportunities - EIMG; J.P. Morgan Investment Management Inc.	0.98%	11.09%	6.23%	11.39%
Equity	EQ/Large Cap Core Managed Volatility* - EIMG; BlackRock Investment Management, LLC; Capital International, Inc.; GQG Partners LLC.; Vaugh Nelson Investment Management	0.91%	16.36%	12.27%	13.63%
Equity	EQ/Large Cap Growth Index - EIMG; AllianceBernstein L.P.	0.73%	37.36%	22.03%	20.08%
Equity	EQ/Large Cap Growth Managed Volatility* - EIMG; BlackRock Investment Management, LLC; HS Management Partners, LLC; Loomis Sayles & Company, L.P.; Polen Capital Management, LLC; T. Rowe Price Associates, Inc.	0.86%	31.99%	19.65%	18.48%
Equity	EQ/Large Cap Value Index - EIMG; AllianceBernstein L.P.	0.75%	2.23%	5.39%	9.02%
Equity	EQ/Loomis Sayles Growth - EIMG; Loomis, Sayles & Company, L.P.	1.05%^	30.86%	18.60%	19.11%
Equity	EQ/MFS International Growth - EIMG; Massachusetts Financial Services Company d/ b/a MFS Investment Management	1.10%^	15.41%	10.01%	12.38%
Equity	EQ/MFS International Intrinsic Value - EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.15%^	20.03%	—	—
Equity	EQ/MFS Mid Cap Focused Growth - EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.10%^	29.76%	—	—
Specialty	EQ/MFS Technology(4) - EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.13%	46.83%	—	—
Specialty	EQ/MFS Utilities Series(4) - EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.05%^	5.55%	—	—
Equity	EQ/Mid Cap Index - EIMG; AllianceBernstein L.P.	0.72%	12.84%	7.71%	11.59%
Equity	EQ/Mid Cap Value Managed Volatility* - EIMG; BlackRock Investment Management, LLC; Diamond Hill Capital Management, Inc.; Wellington Management Company, LLP	0.97%	4.99%	4.83%	8.77%
Asset Allocation	EQ/Moderate Allocation* - EIMG	1.08%	11.27%	6.98%	7.45%
Asset Allocation	EQ/Moderate Plus Allocation* - EIMG	1.12%	14.13%	8.47%	9.48%
Money Market	EQ/Money Market** - EIMG; BNY Mellon Investment Advisers, Inc.	0.71%	0.20%	1.00%	0.68%
Equity	EQ/Morgan Stanley Small Cap Growth - EIMG; BlackRock Investment Management, LLC; Morgan Stanley Investment Management Inc.	1.15%^	95.74%	35.80%	27.59%
Fixed Income	EQ/PIMCO Global Real Return - EIMG; Pacific Investment Management Company LLC	0.98%^	10.33%	5.59%	5.97%
Fixed Income	EQ/PIMCO Real Return - EIMG; Pacific Investment Management Company LLC	0.84%^	11.28%	—	—
Fixed Income	EQ/PIMCO Total Return - EIMG; Pacific Investment Management Company LLC	0.75%^	8.58%	—	—
Fixed Income	EQ/PIMCO Ultra Short Bond - EIMG; Pacific Investment Management Company LLC	0.80%^	1.17%	1.56%	1.70%
Equity	EQ/Small Company Index - EIMG; AllianceBernstein L.P.	0.64%	19.73%	9.95%	12.81%
Equity	EQ/T. Rowe Price Growth Stock - EIMG; T. Rowe Price Associates, Inc.	1.00%^	36.57%	20.77%	18.94%
Specialty	EQ/T. Rowe Price Health Sciences - EIMG; T. Rowe Price Associates, Inc.	1.20%^	26.91%	—	—
Equity	EQ/Value Equity(5) - EIMG; Aristotle Capital Management, LLC	0.92%	2.81%	5.30%	8.29%
Equity	Multimanager Aggressive Equity - EIMG; 1832 Asset Management U.S. Inc.; AllianceBernstein L.P.; ClearBridge Investments, LLC; T. Rowe Price Associates, Inc.; Westfield Capital Management Company, L.P.	0.97%	38.82%	22.70%	20.02%
Specialty	Multimanager Technology - EIMG; AllianceBernstein L.P.; Allianz Global Investors U.S. LLC; Wellington Management Company, LLC	1.25%^	53.26%	29.30%	26.79%

*

EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ/affiliated Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified in the chart by a “†“. See “About the Portfolios of the Trusts” for more information regarding volatility management.

Appendix: Investment options available under the policy

**

The Portfolio operates as a “government money market fund.” The Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

^	This Portfolio’s annual expenses reflect temporary fee reductions.
(1)

This is the acquired variable investment option of a Portfolio merger on or about June 18, 2021, and it will no longer be available for investment after the merger. It may continue to be used in certain documents for a period of time after the date of the merger.

(2)

This is the surviving variable investment option of a Portfolio merger on or about June 18, 2021. The acquired variable investment option is 1290 VT Energy and it may continue to be used in certain documents for a period of time after the date of the merger.

(3)

This is the variable investment option’s new name. The variable investment option’s former name is EQ/Invesco Global Real Estate which may continue to be used in certain documents for a period of time after the date of this Prospectus.

(4)	This variable investment option will not be available until June 21, 2021.
(5)

This is the variable investment option’s new name. The variable investment option’s former name is EQ/BlackRock Basic Value Equity which may continue to be used in certain documents for a period of time after the date of this Prospectus.

Unaffiliated Variable Investment Options:

Type	Portfolio Company - Investment Adviser; Sub - Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
Asset Allocation	American Funds Insurance Series® Asset Allocation Fund(1) - Capital Research and Management CompanySM	0.80%	12.16%	10.31%	9.68%
Equity	American Funds Insurance Series® Global Small Capitalization Fund - Capital Research and Management CompanySM	1.24%	29.39%	14.15%	9.17%
Equity	American Funds Insurance Series® New World Fund® - Capital Research and Management CompanySM	1.09%^	23.29%	13.05%	6.28%
Asset Allocation	BlackRock Global Allocation V.I.(1) - BlackRock Advisors, LLC	1.01%^	20.79%	9.17%	6.61%
Equity	ClearBridge Variable Mid Cap(1) - Legg Mason Partners Fund Advisor, LLC; ClearBridge Investments, LLC	1.10%	15.10%	10.33%	10.76%
Asset Allocation	Fidelity® VIP Asset Manager: Growth Portfolio(1) - Fidelity Management & Research Company (FMR)	0.94%	16.95%	9.82%	8.27%
Equity	Fidelity® VIP Growth & Income Portfolio - Fidelity Management & Research Company (FMR)	0.79%	7.59%	11.34%	11.37%
Equity	Fidelity® VIP Mid Cap Portfolio - Fidelity Management & Research Company (FMR)	0.87%	17.87%	10.79%	9.22%
Equity	Fidelity® VIP Value Portfolio(1) - Fidelity Management & Research Company (FMR)	0.92%	6.02%	9.13%	10.20%
Equity	Franklin Small Cap Value VIP Fund - Franklin Mutual Advisers, LLC	0.93%	5.19%	10.77%	9.20%
Equity	Invesco V.I. Diversified Dividend Fund(1) - Invesco Advisers, Inc.	0.96%	-0.13%	7.35%	9.71%
Fixed Income	Ivy VIP High Income - Ivy Investment Management Company	0.97%	6.03%	7.42%	6.52%
Equity	Ivy VIP Small Cap Growth - Ivy Investment Management Company	1.15%^	37.66%	15.59%	11.15%
Asset Allocation	Janus Henderson Balanced Portfolio(1) - Janus Capital Management LLC	0.87%	14.03%	11.53%	9.95%
Fixed Income	Lord Abbett Bond Debenture Portfolio (VC) - Lord, Abbett & Co. LLC	0.91%	7.30%	7.41%	6.44%
Specialty	PIMCO CommodityRealReturn® Strategy Portfolio - Pacific Investment Management Company LLC	1.34%^	1.23%	2.54%	-5.49%
Equity	T. Rowe Price Equity Income Portfolio II - T. Rowe Price Associates, Inc.	0.99%^	0.96%	9.59%	8.94%
Equity	Templeton Developing Markets VIP Fund - Templeton Asset Management Ltd.	1.44%	17.18%	15.57%	3.66%
Specialty	Templeton Global Bond VIP Fund - Franklin Advisers, Inc.	0.74%^	-5.28%	0.66%	1.56%
Specialty	VanEck VIP Global Resources Fund(1)(2) - Van Eck Associates Corporation	1.38%	18.83%	5.93%	-3.83%
^	This Portfolio’s annual expenses reflect temporary fee reductions.
(1)	This variable investment option will not be available until June 21, 2021.
(2)

This is the variable investment option’s new name. The variable investment option’s former name is VanEck VIP Global Hard Assets which may continue to be used in certain documents for a period of time after the date of this Prospectus.

Appendix: Investment options available under the policy

Back Cover Page

VUL OptimizerSM

Issued by

Equitable Financial Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

(212) 554-1234

We have filed with the Securities and Exchange Commission a Prospectus and a Statement of Additional Information (“SAI”) dated May 1, 2021 that include additional information about the policy, the Company and Separate Account FP. The Prospectus and SAI are incorporated by reference into this summary prospectus. The Prospectus and SAI are available free of charge. To request a copy of either document, to ask about your contract, or to make other investor inquiries, please call 1-800-777-6510 (for U.S. residents) or 1-704-341-7000 (outside of the U.S.). The Prospectus and SAI are also available at our website, www.equitable.com.

SEC Contract Identifier: C000210882